UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 25, 2005


                               CUBIC ENERGY, INC.
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             (Exact name of registrant as specified in its charter)


           Texas                         0-9355                    87-0352095
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(State or other jurisdiction          (Commission               (IRS Employer
       of incorporation)              File Number)           Identification No.)

            9870 Plano Road
             Dallas, Texas                                          75238
(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (972) 686-0369


                                       N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         On October 25, 2005, Alexander G. Montano, a director of Cubic Energy, Inc. (the "Company") resigned from the Company's board of directors, effective immediately. Mr. Montano confirmed that his resignation was not the result of any disagreement with the Company as to the Company's operations, policies or practices. A copy of Mr. Montano's resignation letter is attached as Exhibit
17.1 hereto and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)      Exhibits

         17.1     Resignation Letter of Alexander G. Montano,  dated October 25,
                  2005

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Date:  October 27, 2005                      CUBIC ENERGY, INC.


                                                   By: /s/ Jon Stuart Ross
                                                      --------------------------
                                                      Jon Stuart Ross, Secretary

                                  EXHIBIT INDEX



Exhibit No.       Document
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17.1              Resignation Letter of Alexander G. Montano,  dated October 25,
                  2005